EXHIBIT 32.1

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended quarterly report of American Mining Corporation on Form 10-Q for the quarter ended May 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Andrew Grundman, Chief Executive Officer, President, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 5, 2013	By /s/ Andrew Grundman
Andrew Grundman
President, Chief Executive Officer,
Chief Financial Officer, and
Principal Accounting Officer